UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2014

Midwest Holding Inc.
(Exact name of registrant as specified in its charter)

NEBRASKA	000-10685	20-0362426
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
(Address of principal executive offices) (Zip Code)

(402) 489-8266
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     On October 10, 2014, Travis Meyer tendered his resignation from his positions as Vice Chairman and member of our Board of Directors. The resignation was effective upon receipt. Mr. Meyer will be pursuing other opportunities and we are grateful for his service to our company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST HOLDING INC.

	By:	/s/ Mark A. Oliver
	Name:	Mark A. Oliver
Date: October 10, 2014	Title:	Chief Executive Officer